UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 26, 2009

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)
(713) 381-6500 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Unless the context requires otherwise, references in this Current Report on Form 8-K to “we,” “us,” or “our” are intended to mean the business and operations of Enterprise Products GP, LLC (“EPGP”) and its consolidated subsidiaries, which include Enterprise Products Partners L.P. (“Enterprise Products Partners”) and its consolidated subsidiaries. EPGP is the general partner of Enterprise Products Partners.

As described in our Current Report on Form 8-K dated November 16, 2009 and within this Current Report on Form 8-K, Enterprise Products Partners completed the related mergers of its wholly owned subsidiaries with TEPPCO Partners, L.P. (“TEPPCO”) and its general partner, Texas Eastern Products Pipeline Company, LLC (“TEPPCO GP”), on October 26, 2009 (such related mergers referred to herein individually and together as the “TEPPCO Merger”).

The TEPPCO Merger transactions were accounted for as a reorganization of entities under common control in a manner similar to a pooling of interests.  The financial and operating activities of Enterprise Products Partners, TEPPCO and Enterprise GP Holdings L.P. and their respective general partners, and EPCO, Inc. and its privately held subsidiaries, are under the common control of Dan L. Duncan.   The purpose of the disclosures presented in this Current Report on Form 8-K is to recast certain financial and other information of EPGP to include TEPPCO and TEPPCO GP.

The inclusion of TEPPCO and TEPPCO GP in the supplemental consolidated balance sheets and other disclosures presented within this Current Report on Form 8-K was effective January 1, 2005 since an affiliate of EPCO under common control with Enterprise Products Partners originally acquired ownership interests in TEPPCO GP in February 2005.

Our supplemental consolidated balance sheets prior to the effective date of the TEPPCO Merger reflect the combined financial information of EPGP, TEPPCO and TEPPCO GP on a 100% basis.  Third party and related party ownership interests in TEPPCO and TEPPCO GP prior to the merger have been reflected as “Former owners of TEPPCO,” which is a component of noncontrolling interest.

We revised our business segments and related disclosures to reflect the TEPPCO Merger.  Our reorganized business segments reflect the manner in which these businesses are managed and reviewed by the chief executive officer of EPGP.  Under our new business segment structure, we have five reportable business segments:  (i) NGL Pipelines & Services; (ii) Onshore Natural Gas Pipelines & Services; (iii) Onshore Crude Oil Pipelines & Services; (iv) Offshore Pipelines & Services; and (v) Petrochemical & Refined Products Services.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Recast of Exhibit 99.2 of Enterprise Products Partners L.P.’s Current Report on Form 8-K dated
July 8, 2009.
99.2	Recast of Exhibit 99.1 of Enterprise Products Partners L.P.’s Current Report on Form 8-K dated November 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

By: Enterprise Products GP, LLC, as General Partner

Date: December 18, 2009	By:	/s/ Michael J. Knesek
	Name:	Michael J. Knesek
	Title:	Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC